THE SELECT SECTOR SPDR® TRUST

Supplement Dated August 30, 2013

to the

Prospectus and Statement of Additional Information (“SAI”)

Dated January 31, 2013

It is expected that the Distributor for The Select Sector SPDR Trust will change effective October 1, 2013. On and after that date, all references in the Prospectus and SAI to ALPS Distributors, Inc. should be replaced with ALPS Portfolio Solutions Distributor, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE